UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-6001

Oppenheimer Global Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2014

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2014 Unaudited

	Shares	Value

Common Stocks—97.6%

Consumer Discretionary—21.1%

Automobiles—1.7%
Tesla Motors, Inc.[1]	250,000	$55,602,500

Diversified Consumer Services—0.9%
Sotheby’s	700,000	30,226,000

Hotels, Restaurants & Leisure—4.0%
Chipotle Mexican Grill, Inc., Cl. A1	80,000	54,760,800

InterContinental Hotels Group plc	1,000,000	40,072,114

J.D. Wetherspoon plc	3,000,000	38,070,676

		132,903,590

Household Durables—1.2%
iRobot Corp.[1]	1,200,000	41,664,000

Internet & Catalog Retail—3.0%
ASKUL Corp.	600,000	10,642,504

ASOS plc[1]	700,000	27,799,992

Rakuten, Inc.	3,000,000	41,767,831

Shutterfly, Inc.[1]	500,000	20,847,500

		101,057,827

Leisure Products—0.5%
LeapFrog Enterprises, Inc., Cl. A1,2	3,500,000	16,520,000

Media—3.2%
CyberAgent, Inc.	1,300,000	48,857,837

DreamWorks Animation SKG, Inc., Cl. A1	1,400,000	31,262,000

Technicolor SA1	4,611,903	25,865,777

		105,985,614

Specialty Retail—3.5%
Jin Co. Ltd.	600,000	14,976,520

L’Occitane International SA	8,000,000	20,172,225

SuperGroup plc[1]	3,000,000	41,091,234

Urban Outfitters, Inc.[1]	1,200,000	42,156,000

		118,395,979

Textiles, Apparel & Luxury Goods—3.1%
Global Brands Group Holding Ltd.[1]	35,000,000	6,841,281

Li & Fung Ltd.	35,000,000	32,732,046

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

Mulberry Group plc	500,000	$6,440,084

Pandora AS	700,000	56,778,799

		102,792,210

Consumer Staples—3.7%

Beverages—0.9%
Boston Beer Co., Inc. (The), Cl. A1	100,000	28,954,000

Food & Staples Retailing—1.0%
Fresh Market, Inc. (The)[1]	800,000	32,960,000

Food Products—0.5%
WhiteWave Foods Co. (The), Cl. A1	500,000	17,495,000

Household Products—0.4%
Svenska Cellulosa AB SCA, Cl. B	600,000	12,957,618

Personal Products—0.9%
Dr. Ci:Labo Co. Ltd.	900,000	30,749,474

Energy—0.6%

Oil, Gas & Consumable Fuels—0.6%
Cairn Energy plc[1]	7,000,000	19,215,339

Financials—2.0%

Capital Markets—2.0%
IP Group plc[1]	20,538,082	65,001,506

Health Care—31.3%

Biotechnology—10.2%
3-D Matrix Ltd.[1]	900,000	15,814,714

Abcam plc	1,000,000	7,241,670

Ablynx NV1	1,150,000	12,571,503

Anacor Pharmaceuticals, Inc.[1]	600,000	19,350,000

Arena Pharmaceuticals, Inc.[1]	7,000,000	24,290,000

Arrowhead Research Corp.[1,2]	3,000,000	22,140,000

Cepheid[1]	1,600,000	86,624,000

Genmab AS1	1,500,000	87,104,440

Halozyme Therapeutics, Inc.[1]	1,000,000	9,650,000

1    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited  /  Continued

	Shares	Value

Biotechnology (Continued)

Rigel Pharmaceuticals, Inc.[1,2]	5,000,000	$11,350,000

Seattle Genetics, Inc.[1]	1,400,000	44,982,000

		341,118,327

Health Care Equipment & Supplies—2.8%
Carl Zeiss Meditec AG	1,000,000	25,531,672

Consort Medical plc[2]	2,856,109	38,434,166

GN Store Nord AS	1,000,000	21,769,244

HeartWare International, Inc.[1]	100,000	7,343,000

		93,078,082

Health Care Technology—1.5%
M3, Inc.	3,000,000	49,887,403

Life Sciences Tools & Services—3.5%
Bruker Corp.[1]	1,700,000	33,354,000

MorphoSys AG1	900,000	83,329,171

		116,683,171

Pharmaceuticals—13.3%
H. Lundbeck AS	2,400,000	47,729,081

Merck KGaA	200,000	18,973,110

Nektar Therapeutics[1,2]	24,200,000	375,100,000

		441,802,191

Industrials—8.5%

Aerospace & Defense—2.9%
Boeing Co. (The)	500,000	64,990,000

Hexcel Corp.[1]	800,000	33,192,000

		98,182,000

Commercial Services & Supplies—0.5%
Bilfinger SE	300,000	16,762,202

Electrical Equipment—1.2%
Blue Solutions[1]	360,000	11,970,990

OSRAM Licht AG1	700,000	27,581,790

		39,552,780

Machinery—2.8%
Albany International Corp., Cl. A	400,000	15,196,000

Arcam AB1,2	1,200,000	22,315,382

Rotork plc	500,000	17,992,617

	Shares	Value

Machinery (Continued)

SLM Solutions Group AG1	750,000	$17,448,932

Spirax-Sarco Engineering plc	481,481	21,397,260

		94,350,191

Professional Services—1.1%
Acacia Research Corp.	2,100,000	35,574,000

Information Technology—26.3%

Communications Equipment—3.4%
Alcatel-Lucent[1]	10,000,000	35,501,765

Nokia OYJ	10,000,000	78,705,354

		114,207,119

Electronic Equipment, Instruments, & Components—4.2%
Coherent, Inc.[1]	1,000,000	60,720,000

Corning, Inc.	1,000,000	22,930,000

Electrocomponents plc	10,000,000	33,162,565

Fingerprint Cards AB, Cl. B1,2	5,000,000	22,338,551

		139,151,116

Internet Software & Services—3.4%
Alibaba Group Holding Ltd., Sponsored ADR[1]	181,000	18,813,140

Angie’s List, Inc.[1]	2,000,000	12,460,000

Hortonworks, Inc.[1]	97,520	2,633,040

Yahoo!, Inc.[1]	1,600,000	80,816,000

		114,722,180

IT Services—2.7%
VeriFone Systems, Inc.[1]	1,000,000	37,200,000

Visa, Inc., Cl. A	200,000	52,440,000

		89,640,000

Semiconductors & Semiconductor Equipment—6.1%
Advanced Micro Devices, Inc.[1]	28,000,000	74,760,000

AIXTRON SE1	800,000	9,068,648

Cree, Inc.[1]	500,000	16,110,000

Fairchild Semiconductor International, Inc., Cl. A1	4,000,000	67,520,000

2    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited  /  Continued

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Synaptics, Inc.[1]	500,000	$34,420,000

		201,878,648

Software—4.6%
Gemalto NV	300,000	24,505,683

Monitise plc[1]	40,000,000	15,549,030

PTC, Inc.[1]	1,400,000	51,310,000

Qlik Technologies, Inc.[1]	1,000,000	30,890,000

SDL plc[1]	2,000,000	12,846,654

WANdisco plc[1,2]	2,350,271	17,816,399

		152,917,766

Technology Hardware, Storage & Peripherals—1.9%
3D Systems Corp.[1]	700,000	23,009,000

Stratasys Ltd.[1]	400,000	33,244,000

Xaar plc	1,445,260	8,679,449

		64,932,449

	Shares	Value

Materials—4.1%

Chemicals—4.1%
Croda International plc	500,000	$20,601,950

Novozymes AS, Cl. B	1,500,000	62,933,785

Symrise AG	500,000	30,321,956

Toray Industries, Inc.	3,000,000	24,026,944

		137,884,635

Total Common Stocks (Cost $2,537,151,278)		3,254,804,917

Investment Company—2.6%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $86,629,547)	86,629,547	86,629,547

Total Investments, at Value (Cost $2,623,780,825)	100.2%	3,341,434,464

Net Other Assets (Liabilities)	(0.2)	(5,581,540)

Net Assets	100.0%	$3,335,852,924

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares
	September 30,	Gross		Gross	Shares
	2014	Additions		Reductions	December 31, 2014

Arcam AB	1,200,000	—		—	1,200,000
Arrowhead Research Corp.	—	3,000,000		—	3,000,000
Consort Medical plc	1,757,606	1,098,503	[a]	—	2,856,109
Fingerprint Cards AB, Cl. B	2,500,000	2,500,000		—	5,000,000
LeapFrog Enterprises, Inc., Cl. A	2,500,000	1,000,000		—	3,500,000
Nektar Therapeutics	24,400,000	—		200,000	24,200,000
Oppenheimer Institutional Money Market Fund, Cl. E	102,792,833	115,296,874		131,460,160	86,629,547
Rigel Pharmaceuticals, Inc.	5,000,000	—		—	5,000,000
WANdisco plc	1,000,000	1,350,271		—	2,350,271

3    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited  /  Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Loss

Arcam AB	$22,315,382	$—	$—
Arrowhead Research Corp.	22,140,000	—	—
Consort Medical plc	38,434,166	—	—
Fingerprint Cards AB, Cl. B	22,338,551	—	—
LeapFrog Enterprises, Inc., Cl. A	16,520,000	—	—
Nektar Therapeutics	375,100,000	—	3,393,132
Oppenheimer Institutional Money Market Fund, Cl. E	86,629,547	23,205	—
Rigel Pharmaceuticals, Inc.	11,350,000	—	—
WANdisco plc	17,816,399	—	—

Total	$612,644,045	$23,205	$3,393,132

    a. All or a portion is the result of a corporate action.

3. Rate shown is the 7-day yield as of December 31, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,842,674,387	55.1%
United Kingdom	431,412,705	12.9
Denmark	276,315,348	8.3
Japan	236,723,227	7.1
Germany	229,017,481	6.8
Finland	78,705,354	2.4
France	73,338,532	2.2
Sweden	57,611,551	1.7
Hong Kong	39,573,328	1.2
Netherlands	24,505,683	0.7
Luxembourg	20,172,225	0.6
China	18,813,140	0.6
Belgium	12,571,503	0.4

Total	$3,341,434,464	100.0%

Forward Currency Exchange Contracts as of December 31, 2014
Counterparty	Settlement Month(s)	Purchased	Currency (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

DEU	12/2015	USD	200,881	DKK	1,212,000	$2,972,622	$–
DEU	12/2015	USD	301,693	EUR	244,600	4,310,911	–
DEU	12/2015	USD	299,161	GBP	192,250	236,775	143,050
DEU	12/2015	USD	201,414	JPY	24,261,000	–	2,206,892

Total Unrealized Appreciation and Depreciation						$7,520,308	$2,349,942

Glossary:

Counterparty Abbreviations

DEU Deutsche Bank AG

Currency abbreviations indicate amounts reporting in currencies

DKK Danish Kone

EUR Euro

GBP Great British Pound

JPY Japanese Yen

4    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2014 Unaudited

1. Organization

Oppenheimer Global Opportunities Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded,

5    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

3. Securities Valuation (Continued)

as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or

6    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

3. Securities Valuation (Continued)

(ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

7    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

3. Securities Valuation (Continued)

The table below categorizes amounts as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$293,038,800	$412,108,920	$—	$705,147,720
Consumer Staples	79,409,000	43,707,092	—	123,116,092
Energy	—	19,215,339	—	19,215,339
Financials	—	65,001,506	—	65,001,506
Health Care	634,183,000	408,386,174	—	1,042,569,174
Industrials	148,952,000	135,469,173	—	284,421,173
Information Technology	619,275,180	258,174,098	—	877,449,278
Materials	—	137,884,635	—	137,884,635
Investment Company	86,629,547	—	—	86,629,547

Total Investments, at Value	1,861,487,527	1,479,946,937	—	3,341,434,464
Other Financial Instruments:
Foreign currency exchange contracts	—	7,520,308	—	7,520,308

Total Assets	$1,861,487,527	$1,487,467,245	$—	$3,348,954,772

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(2,349,942)	$—	$(2,349,942)

Total Liabilities	$—	$(2,349,942)	$—	$(2,349,942)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

8    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

9    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative

10    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

During the period ended December 31, 2014, the Fund had daily average contract amounts on forward contracts to sell of $3,955,880,214.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are

11    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,653,983,635

Gross unrealized appreciation	$1,048,598,161
Gross unrealized depreciation	(361,147,332)

Net unrealized appreciation	$687,450,829

12    OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By:	/s/ Arthur P. Steinmetz
Date:	Arthur P. Steinmetz Principal Executive Officer 2/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Date:	Arthur P. Steinmetz Principal Executive Officer 2/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/11/2015